Exhibit 99.1

Four Leaf Acquisition Corporation and Data443 Risk Mitigation, Inc. Advance Definitive Business Combination and Path to a Market Listing

Combined Company to execute on AI-Driven Threat Intelligence,

Collaboration and Data Security Platforms

RESEARCH TRIANGLE PARK, N.C., September 2, 2026 — Four Leaf Acquisition Corporation (“Four Leaf” or “FORL”) (OTC: FORL, FORLW, FORLU), a special purpose acquisition company incorporated in Delaware, and Data443 Risk Mitigation, Inc. (OTCPK: ATDS) (“Data443” or the “Company”), a data security and privacy software company for “All Things Data Security,” today provided an update on the definitive Business Combination Agreement (the “Business Combination Agreement”), dated as of August 27, 2026, among Four Leaf, FORL Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of Four Leaf, and Data443. The parties are proceeding with preparation of a registration statement on Form S-4 and, upon consummation of the transactions contemplated by the Business Combination Agreement, intend for the combined company to be listed on the Nasdaq Stock Market pending approvals.

Completion of the transactions remains subject to the approval of Four Leaf’s stockholders, effectiveness of the Form S-4, approval of the combined company’s securities for listing on Nasdaq, and the satisfaction or waiver of the other closing conditions described below and in the Business Combination Agreement. There can be no assurance that the transactions will be completed.

Building the Combined Company: Data Security, Ledger Validation and AI

Data443 provides data classification, data discovery, privacy, compliance, threat detection and defensible disposition software to enterprise and government customers. The Company also has a multi-year operating record in distributed-ledger infrastructure as an operator within the Unique Node List (UNL) ecosystem of a major distributed ledger network, where it has maintained high-availability validator nodes. Operating with technical neutrality, Data443 does not participate in token rewards or economic incentives, which the Company believes supports impartiality in transaction ordering and proposal validation. Vaikora provides AI Security (actions, governance, data flows and agent to agent communications) in commercial and specific open-source models. Convaa.ai is the first true multi-person, multi-organization, multiple model collaboration product, deeply integrated to the Vaikora platform for personal and multi-team privacy and data exposure mitigation.

Data443 intends to pursue the following priorities as a combined company:

●	Deepen its investment in client-facing AI technology, including Convaa.ai and Vaikora.com technology set.

●	Advancing AI-driven detection, analytics and remediation across its threat intelligence and data protection portfolio.

●	Continue to drive its acquisition plans with focused deals in the AI

●	Pursuing a Nasdaq listing that the parties believe could improve visibility with institutional investors and access to capital markets and provide a more efficient currency for potential future acquisitions and strategic investments.

These are objectives and plans, not commitments or projections, and are subject to the completion of the proposed business combination, the availability of capital, and the other factors described under “Forward-Looking Statements” below. There can be no assurance that any of these initiatives will be undertaken, completed, or produce the anticipated benefits.

Executive Commentary

“Entering into this agreement is a step toward giving Data443 a major-market platform for the next phase of our growth,” said Jason Remillard, Chief Executive Officer and Founder of Data443. “We have spent nearly a decade building enterprise-grade data security and a validation record in distributed-ledger infrastructure. Our focus now is on executing the registration statement process, satisfying the listing requirements, and continuing to invest in the AI and data protection capabilities our customers are asking for. Completion of the transaction is subject to stockholder approval and other conditions, and we will let the Form S-4 speak for the details.”

Certain Risks and Uncertainties Relating to the Proposed Transaction

Investors and stockholders should carefully consider the risk factors that will appear in the Form S-4 and in the parties’ reports filed with the Securities and Exchange Commission.

Important Information About the Transaction and Where to Find It

In connection with the proposed business combination, a registration statement on Form S-4 is expected to be filed with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement/prospectus of Four Leaf and a prospectus with respect to the securities to be issued in the transactions. After the registration statement is declared effective, a definitive proxy statement/prospectus will be mailed to Four Leaf stockholders as of the applicable record date. INVESTORS AND SECURITY HOLDERS OF FOUR LEAF AND DATA443 ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain free copies of these documents, once filed, at the SEC’s website at www.sec.gov, or by directing a request to Four Leaf at the address set forth below. The information contained on, or that may be accessed through, any website referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy, or a solicitation of any proxy, vote, consent, approval or authorization with respect to, any securities, in any jurisdiction in which such offer, sale or solicitation would be unlawful, and is not a substitute for the registration statement or the proxy statement/prospectus to be filed with the SEC. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Any securities to be issued in a private placement have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of terms such as “expect,” “believe,” “anticipate,” “intend,” “may,” “could,” “will,” “should,” “plan,” “project,” “estimate,” “predict,” “potential,” “target,” “pursue,” “continue” or the negative of these words or other comparable terminology. Statements in this press release that are not historical facts — including statements regarding the proposed business combination and its expected structure, timing, benefits and completion; the anticipated Nasdaq listing; the Debt Conversion; any private placement or bridge financing; the contingent consideration and net operating loss utilization; the Class B Preferred Shares; Data443’s plans for multi-ledger support, validator analytics, product integration and AI capabilities; and any statement regarding future financial performance, market opportunity or operating results — are forward-looking statements. They are not guarantees of future performance and are subject to numerous risks, uncertainties and assumptions, many of which are difficult to predict or beyond the parties’ control.

These risks include, without limitation: the failure to satisfy the conditions to closing, including obtaining Four Leaf stockholder approval, effectiveness of the Form S-4, completion of the Debt Conversion and Nasdaq approval; the occurrence of any event that could give rise to termination of the Business Combination Agreement; the level of redemptions by Four Leaf public stockholders; the inability to obtain or maintain a Nasdaq listing; the amount and terms of any financing; dilution to holders of the combined company’s securities; the conflicts of interest described above and the possibility that the measures adopted to address them prove insufficient; the outcome of any legal proceedings or regulatory inquiries relating to the transactions; the risk that the projections, valuation and fairness analyses on which the parties relied prove inaccurate; competitive pressures and rapid technological change in the cybersecurity market; the evolving regulatory treatment of distributed-ledger technology and digital assets; Data443’s history of losses and need for additional capital; loss of, or reduced business with, key customers; difficulty integrating operations or completed and future acquisitions; cybersecurity incidents; the ability to hire and retain qualified personnel; and general economic, market and geopolitical conditions. Additional risk factors are described in Data443’s and Four Leaf’s respective reports and other documents filed with the SEC and will be described in the Form S-4.

Undue reliance should not be placed on the forward-looking statements in this press release, which speak only as of the date hereof and are based on information available to the parties as of that date. Except as otherwise required by applicable law, neither Four Leaf nor Data443 undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About Four Leaf Acquisition Corporation

Four Leaf Acquisition Corporation is a special purpose acquisition company incorporated in Delaware, with its principal place of business in Durham, North Carolina. Its units, shares and warrants are quoted on the OTC Markets under the symbols FORLU, FORL and FORLW. Four Leaf is seeking to effect a business combination with an Data443 Risk Mitigation, inc.

About Data443 Risk Mitigation, Inc.

Data443 Risk Mitigation, Inc. (OTCPK: ATDS) provides software and services to enable secure data across devices and databases, both at rest and in transit, locally, on a network, or in the cloud. We are All Things Data Security™. With over 10,000 customers in more than 100 countries, Data443 offers a modern approach to data governance and security by identifying and protecting all sensitive data, regardless of location, platform, or format. Data443’s framework helps customers prioritize risk, identify security gaps, and implement effective data protection and privacy management strategies. Data443 is headquartered in Research Triangle Park, North Carolina. For more information, visit https://data443.com.

Contacts

Investor Relations

Matthew Abenante

ir@data443.com

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“DATA443” and “All Things Data Security” are trademarks of Data443 Risk Mitigation, Inc. All other product names, trademarks and registered trademarks are the property of their respective owners. Use of these names, trademarks and brands does not imply endorsement.